UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 24, 2009

Gladstone Commercial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	0-50363	020681276
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1521 Westbranch Drive, Suite 200, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-287-5800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 24, 2009, Gladstone Commercial Corporation, or the Company, through its wholly-owned subsidiary, Gladstone Commercial Limited Partnership, exercised its option under its existing credit agreement with KeyBank National Association and certain other parties to extend the term of its $50 million line of credit by one year, resulting in a new maturity date of December 29, 2010. The loan was originally set to expire on December 29, 2009. The Company paid an extension fee of 0.20% of the total commitment, or $100,000, in connection with extending the term. As of November 24, 2009, there was $31.2 million outstanding under the line of credit at an interest rate of approximately 2.2%, and approximately $3.6 million outstanding pursuant to letters of credit at a weighted average interest rate of approximately 2.0%. At November 24, 2009, the remaining borrowing capacity available under the line of credit was approximately $10.3 million.

The foregoing summary of the line of credit extension is qualified in its entirety by reference to the credit agreement and its amendments, which are incorporated by reference as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1 – Credit Agreement dated as of December 29, 2006 among Gladstone Commercial Limited Partnership as Borrower and Gladstone Commercial Corporation as Guarantor, the Initial Guarantors Listed Therein, the Banks Listed Therein and KeyBank National Association, as Administrative Agent (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K (File No. 000-50363) filed January 3, 2007).

Exhibit 10.2 – First Amendment to Credit Agreement by and among Gladstone Commercial Limited Partnership and KeyBank National Association, dated as of November 20, 2007.

Exhibit 10.3 – Second Amendment to Credit Agreement by and among Gladstone Commercial Limited Partnership and KeyBank National Association, dated as of June 30, 2009 (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K (File No. 000-50363) filed July 1, 2009).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Commercial Corporation

November 30, 2009	By:	Danielle Jones

Name: Danielle Jones
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.2	First Amendment to Credit Agreement by and among Gladstone Commercial Limited Partnership and KeyBank National Association, dated as of November 20, 2007.